Exhibit 99.1

FMC Corporation
2929 Walnut Street
Philadelphia, PA 19104
USA
News Release	215.299.6000
fmc.com

For Release: Immediate

Media contact: Amie Leopold +1.215.299.6223
Amie.Leopold@fmc.com
Investor Contact: Curt Brooks +1.215.299.6137
Curt.Brooks@fmc.com

FMC Corporation Board of Directors appoints Pierre Brondeau chairman and chief executive officer
FMC president and CEO Mark Douglas steps down from his position.
Executive vice president Ronaldo Pereira has been elected FMC president.
Company reaffirms second quarter 2024 revenue and earnings guidance ranges.

PHILADELPHIA, June 11, 2024 – FMC Corporation (NYSE: FMC) today announced that its Board of Directors has appointed Pierre Brondeau to be chief executive officer in addition to his role as board chairman. He succeeds current president and CEO Mark Douglas, who has stepped down from FMC following more than 14 years with the company. In addition, the Board of Directors has appointed Ronaldo Pereira as president of FMC Corporation. Brondeau and Pereira assume their new roles effective immediately. Douglas will serve as an executive advisor to the senior management team through September 1.
Brondeau was chairman and CEO of FMC from 2010 until his retirement in June 2020, and has continued to serve as chairman of the board during the last four years. He presided over a period of significant growth at FMC, transforming the company into an agricultural sciences leader. During Brondeau’s prior tenure as CEO, FMC embarked on significant M&A transactions, increased R&D investments and expanded into new geographies, delivering total shareholder return of more than 325 percent from 2010 to 2020.

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“Pierre is a respected executive in the chemical and specialty materials industries with a track record of delivering strong, consistent earnings performance,” said C. Scott Greer, lead independent director of the FMC board. “Furthermore, he is highly regarded and well known by FMC’s executive management team, many who worked closely with Pierre when he previously served as CEO. The board is confident that the transition will be seamless, and that Pierre is the right leader to drive FMC forward.”
Pereira has been with FMC for nearly 28 years, most recently serving as executive vice president and president of the Americas region. As FMC president, Pereira will have expanded responsibilities, including executive oversight for all commercial, sales and marketing globally, as well as overseeing the Sustainability, External Affairs, Regulatory and Marketing functions. He will also retain oversight of the Plant Health business.
“Ronaldo is a highly respected crop protection industry veteran with broad commercial experience and a successful track record of building and growing our business throughout Latin America and North America,” said Brondeau. “He is passionate about this industry and our customers. I look forward to working closely with him to aggressively drive profitable growth this year while continuing to execute on our longer-term growth strategy.”
“Mark Douglas’ leadership, vision and commitment to bring the best technologies and products to the agricultural industry have left a lasting, positive mark on FMC,” said Greer. “During his tenure, he transformed what had been a solid FMC business segment into a global crop protection leader driven by innovation, operational agility and a customer-first model. In an industry that values and needs advanced products to protect crops from destructive pests and disease, Mark dramatically strengthened FMC’s technology pipeline, launched novel precision agriculture technologies and built a new Plant Health business featuring the latest biological and pheromone solutions. Mark led FMC during a time of significant challenges in the industry. Under his leadership as CEO, the company successfully navigated the impacts of an unprecedented pandemic, delivered industry-leading safety performance and announced aggressive new sustainability targets. The board extends its gratitude and appreciation to Mark for his 14 years of unwavering commitment and leadership to FMC.”

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Brondeau said, “FMC is a strong company with a deep R&D pipeline, a broad and robust product portfolio, strong operating discipline and a highly experienced management team. The company has a bright future, and I look forward to working with our leadership to bring the best crop protection products and services to our customers while delivering exceptional financial performance.”
The company reaffirms second quarter 2024 revenue and earnings guidance ranges1.

About Pierre Brondeau
Dr. Brondeau has served as chairman of the board since October 2010, and was also chief executive officer of FMC from January 2010 until June 2020; president from January 2010 until May 2018; and executive chairman from June 2020 to April 2021. Before joining the Company as president and CEO in January 2010, Dr. Brondeau served as president and CEO, Dow Advanced Materials Division, until his retirement in September 2009. Prior to Dow’s acquisition of Rohm and Haas Company in April 2009, he was president and chief operating officer of Rohm and Haas from May 2008. Dr. Brondeau held numerous executive positions during his tenure at Rohm and Haas from 1989 through May 2008 in Europe and the United States, with global responsibilities for marketing, sales, research and development, engineering, technology and operations. Dr. Brondeau previously served as a member of the board of directors of TE Connectivity Ltd., Marathon Oil Corporation and Livent Corporation.
About FMC
FMC Corporation is a global agricultural sciences company dedicated to helping growers produce food, feed, fiber and fuel for an expanding world population while adapting to a changing environment. FMC’s innovative crop protection solutions – including biologicals, crop nutrition, digital and precision agriculture – enable growers, crop advisers and turf and pest management professionals to address their toughest challenges economically while protecting the environment. With approximately 6,200 employees at more than 100 sites worldwide, FMC is committed to discovering new herbicide, insecticide and fungicide active ingredients, product formulations and pioneering technologies that are consistently better for the planet. Visit fmc.com to learn more and follow us on LinkedIn®.
Statement under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995: FMC and its representatives may from time to time make written or oral statements that are “forward-looking” and provide other than historical information, including statements contained in this press release, in FMC’s other filings with the SEC, and in presentations, reports or letters to FMC stockholders.
In some cases, FMC has identified these forward-looking statements by such words or phrases as “outlook”, "will likely result," "is confident that," "expect," "expects," "should," "could," "may," "will continue to," "believe," "believes," "anticipates," "predicts," "forecasts," "estimates,"

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"projects," "potential," "intends" or similar expressions identifying "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words or phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for the company based on currently available information. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These statements are qualified by reference to the risk factors included in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023 (the "2023 Form 10-K"), the section captioned "Forward-Looking Information" in Part II of the 2023 Form 10-K and to similar risk factors and cautionary statements in all other reports and forms filed with the Securities and Exchange Commission ("SEC"). We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are qualified in their entirety by the above cautionary statement.
We specifically decline to undertake any obligation, and specifically disclaims any duty, to publicly update or revise any forward-looking statements that have been made to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.
(1)Second quarter 2024 revenue and earnings guidance ranges provided in the FMC May 6, 2024 earnings release.

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